Exhibit 99.2

COLLEXIS HOLDINGS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Pro forma Combined Balance Sheet as of September 30, 2007	F-2
Pro forma Combined Statement of Operations for the Six Months Ended June 30, 2007	F-3
Pro forma Combined Statement of Operations for the Three Months Ended September 30, 2007	F-4
Pro forma Combined Statement of Operations for the Three Months Ended September 30, 2006	F-5

The following unaudited pro forma combined balance sheet as of September 30, 2007 gives effect to our acquisition of Lawriter LLC (“Lawriter”) as if the acquisition had occurred on September 30, 2007. The following unaudited pro forma combined statement of operations for the six months ended June 30, 2007 gives effect to our acquisition of Lawriter as if the acquisition had occurred on January 1, 2007. The following unaudited pro forma combined statement of operations for the three months ended September 30, 2007 gives effect to our acquisition of Lawriter as if the acquisition had occurred on July 1, 2007.  Our historical financial information has been derived from our audited and unaudited financial statements previously reported. Historical financial information for Lawriter has been derived from the financial statements included in this report.

The following unaudited pro forma financial information reflects our accounting for the acquisition of Lawriter using the purchase method of accounting.  Under the purchase method of accounting, the purchase price that we paid is allocated to the assets acquired, both tangible and intangible, and liabilities that we assumed based upon fair values.  Any excess in the purchase price over the fair values of assets and liabilities is recorded as goodwill, which does not require amortization, but is periodically evaluated for impairments.  As of the date of this report, the purchase price allocation is preliminary and subject to change based upon the results of valuation procedures.  The following unaudited pro forma financial statements reflect our best estimates of the allocation based upon all available information.

The unaudited pro forma financial information is not necessarily indicative of the financial condition or results of operations that we would have achieved had the acquisition occurred on the dates referred to above.  In addition, unaudited pro forma operating information is not necessarily indicative of the results of operations that we may achieve subsequent to the consummation of the acquisition.

Collexis Holdings, Inc. and Subsidiaries
Pro Forma Combined Balance Sheet
September 30, 2007
(unaudited)

	Collexis	Lawriter			Adjustments	Pro Forma Combined
Assets
Currents assets
Cash and cash equivalents	$599,930	$370,472	[A] [B	]	$715,000	$1,685,402
Investment securities	-	313,707			-	313,707
Accounts receivable, net	427,678	246,589			-	674,267
Prepaid expenses and other current assets	260,978	1,091			-	262,069
Total current assets	1,288,586	931,859			715,000	2,935,445

Property and equipment, net	268,369	133,764			-	402,133
Intangible assets	-	-	[C	]	8,142,886	8,142,886
Goodwill	-	1,549,477	[D	]	(1,549,477)	-

Other assets
Security deposit - rent	36,201	-			-	36,201
Other long term assets	71,360	-			-	71,360
Option to purchase SyynX	713,600	-			-	713,600
Notes receivable	-	88,055			-	88,055
Total other assets	821,161	88,055			-	909,216

Total Assets	$2,378,116	$2,703,155			$7,308,409	$12,389,680

Liabilities and stockholders’ equity
Current liabilities
Accounts payable trade	$700,194	$17,356			$-	$717,550
Accrued taxes and expenses	527,141	44,002			-	571,143
Deferred revenue	398,082	235,206			-	633,288
Current portion - deferred purchase price	-	-	[E	]	2,929,000	2,929,000
Total current liabilities	1,625,417	296,564			2,929,000	4,850,981

Non-current portion - deferred purchase price	-	-	[E	]	3,946,000	3,946,000

Stockholders’ equity
Common stock, par value $0.001; authorized 277,713,000 shares; 63,560,542 shares issued and outstanding as of September 30,2007	63,561	-	[B] [F	]	3,787	67,348
Additional paid-in-capital	15,998,299	-	[B] [F	]	2,836,213	18,834,512
Accumulated other comprehensive income	34,952	-			-	34,952
Accumulated income (deficit)	(15,344,113)	-			-	(15,344,113)
Members’ capital	-	2,406,591	[G	]	(2,406,591)	-
Total shareholders’ equity	752,699	2,406,591			433,409	3,592,699

Total Liabilities and Stockholders’ Equity	$2,378,116	$2,703,155			$7,308,409	$12,389,680

[A]	–	Cash paid at closing (-$1,625,000).
[B]	–	Fund initial payment on purchase price via private placement of shares (3,119,999 shares at $0.75, or $2,340,000, made up of $3,120 in common stock and $2,336,880 in additional paid-in capital).
[C]	–
A portion of this amount (total $8,142,886) will reflect the value of identifiable acquired intangible assets, and the remainder will be reclassified to goodwill upon the completion of valuation procedures.

[D]	–	Write off goodwill acquired ($1,549,477).
[E]	–	Balance of purchase price ($6,875,000) payable in installments; $2,929,000 payable within one year of closing, $3,946,000 payable in subsequent years.
[F]	–	Shares issued at closing (666,666 shares at $0.75, or $500,000, made up of $667 in common stock and $499,333 in additional paid-in capital).
[G]	–	Write off acquired equity ($2,406,591).

* - Pro forma balance sheet is adjusted as if the purchase of Lawriter occurred on September 30, 2007. The allocation is preliminary and subject to change for the final allocation of purchase price based upon the completion of valuation procedures.

Collexis Holdings, Inc. and Subsidiaries
Pro Forma Combined Statement of Operations
For the Six Months Ended June 30, 2007
(unaudited)

	Collexis	Lawriter	Adjustments	Pro Forma Combined

Revenue	$934,066	$1,402,220	$-	$2,336,286
Cost of sales	723,729	72,186	-	795,915
Gross profit	210,337	1,330,034	-	1,540,371
Operating expenses
General and administrative	2,591,298	1,181,514	-	3,772,812
Sales and marketing	1,242,995	-	-	1,242,995
Research and development	498,398	-	-	498,398
Total operating expenses	4,332,691	1,181,514	-	5,514,205
Operating (loss) income	(4,122,354)	148,520	-	(3,973,834)
Other income	29,606	46,112	-	75,718
Net (loss) income	$(4,092,748)	$194,632	$-	$(3,898,116)

Basic and diluted common shares outstanding	58,039,205	-	-	58,039,205
Basic and diluted net income (loss) per share	$(0.07)	$-	$-	$(0.07)

* - Pro forma statement of operations is adjusted as if the purchase of Lawriter occurred on January 1, 2007.

Collexis Holdings, Inc. and Subsidiaries
Pro Forma Combined Statement of Operations
For the Three Months Ended September 30, 2007
(unaudited)

	Collexis	Lawriter	Adjustments	Pro Forma Combined

Revenue	$316,716	$701,110	$-	$1,017,826
Cost of sales	235,712	36,093	-	271,805
Gross profit	81,004	665,017	-	746,021
Operating expenses
General and administrative	1,027,032	590,757	-	1,617,789
Sales and marketing	610,703	-	-	610,703
Research and development	302,798	-	-	302,798
Total operating expenses	1,940,533	590,757	-	2,531,290
Operating (loss) income	(1,859,529)	74,260	-	(1,785,269)
Other income	9,408	23,056	-	32,464
Net (loss) income	$(1,850,121)	$97,316	$-	$(1,752,805)

Basic and diluted common shares outstanding	61,922,690	-	-	61,922,690
Basic and diluted net income (loss) per share	$(0.03)	$-	$-	$(0.03)

* - Pro forma statement of operations is adjusted as if the purchase of Lawriter occurred on July 1, 2007.

Collexis Holdings, Inc. and Subsidiaries
Pro Forma Combined Statement of Operations
For the Three Months Ended September 30, 2006
(unaudited)

	Collexis	Lawriter	Adjustments	Pro Forma Combined

Revenue	$327,961	$639,858	$-	$967,819
Cost of sales	208,551	58,281	-	266,832
Gross profit	119,410	581,577	-	700,987
Operating expenses
General and administrative	715,793	464,744	-	1,180,537
Sales and marketing	197,951	-	-	197,951
Research and development	182,963	-	-	182,963
Total operating expenses	1,096,707	464,744	-	1,561,451
Operating (loss) income	(977,297)	116,833	-	(860,464)
Other income	3,241	22,376		25,617
Net (loss) income	$(974,056)	$139,209	$-	$(834,847)

Basic and diluted common shares outstanding	13,270,037	-	-	13,270,037
Basic and diluted net income (loss) per share	$(0.07)	$-	$-	$(0.06)

* - Pro forma statement of operations is adjusted as if the purchase of Lawriter occurred on July 1, 2006.